UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 28, 2003


                 EPIC FINANCIAL  CORPORATION
          ----------------------------------------
   (Exact name of registrant as specified in its charter)





     Nevada                000-33417                  88-0451534
  -----------           ---------------              -------------
(State or other      (Commission File No.)         (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)



        3300 Irvine Avenue, Suite 220, Newport Beach,
                      California 92660
       ------------------------------------------------
          (Address of principal executive offices)




     Registrant's telephone number, including area code: (949) 622-1130


                              N/A
                     ----------------------
    (Former  name or  former address, if changed since last report)






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Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

                    None.

          b.   Exhibits.

               99.9 Press Release by Epic Financial Corporation,
                    dated July 28, 2003, concerning growth plans of Epic Financial Corporation.































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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:     July   28,   2003           EPIC FINANCIAL CORPORATION



                               /s/ William R. Parker
                               -----------------------------
                               William R. Parker, President






























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